Filed pursuant to Rule 497(e)
File Nos. 333-201530; 811-23024

Pacer Lunt Large Cap Alternator ETF (ALTL)
Pacer Lunt MidCap Multi-Factor Alternator ETF (PAMC)
Pacer Pacific Asset Floating Rate High Income ETF (FLRT)
(each, a “Fund” and together, the “Funds”)
each a series of Pacer Funds Trust

Supplement dated October 18, 2024 to each Fund’s Summary Prospectus and the Funds’ Prospectus and Statement of Additional Information (“SAI”), each dated August 31, 2024, as previously supplemented
Effective immediately, the Summary Prospectus for each Fund and the Funds’ Prospectus and SAI are revised to reflect that the Funds are each classified as a diversified fund. The specific changes are shown below.
Summary Prospectus & Prospectus
The following sentence is deleted from the “Principal Investment Strategies of the Fund” section in each Summary Prospectus and Prospectus for ALTL and PAMC:
The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund.
The risk description below is hereby deleted under the Summary section entitled “Principal Risks of Investing in the Fund” for ALTL and PAMC.
Non-Diversification Risk. Although the Fund intends to invest in a variety of securities and instruments, the Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund.
In addition, each reference to “Non-Diversification Risk” being applicable to the Funds is deleted from the chart beginning on page 230 of the Prospectus.
SAI
The section entitled “DIVERSIFICATION” is hereby updated as follows:
DIVERSIFICATION
Each of PTLC, PTMC, PTEU, PTIN, TRND, GCOW, COWZ, CALF, ICOW, ECOW, HERD, PWS, PEXL, SZNE, PTBD, ALTL, PAMC and FLRT (collectively, the “Diversified Funds”) is “diversified” within the meaning of the 1940 Act. Under applicable federal laws, to qualify as a diversified fund, a Fund, with respect to 75% of its total assets, may not invest greater than 5% of its total assets in any one issuer and may not hold greater than 10% of the securities of one issuer, other than investments in cash and cash items (including receivables), U.S. government securities, and securities of other investment companies. The remaining 25% of such Fund’s total assets does not need to be “diversified” and may be invested in securities of a single issuer, subject to other applicable laws. The diversification of a Fund’s holdings is measured at the time the Fund purchases a security. However, if the Fund purchases a security and holds it for a period of time, the security may become a larger percentage of the Fund’s total assets due to movements in the financial markets. If the market affects several securities held by a Fund, the Fund may have a greater percentage of its assets invested in securities of a single issuer or a small number of issuers.
In addition, the following diversification policy for the FLRT is added as the Fund’s eighth fundamental policy under “INVESTMENT LIMITATIONS” in the SAI:

With respect to 75% of its total assets, purchase the securities of any one issuer if, immediately after and as a result of such purchase, (a) the value of the Fund’s holdings in the securities of such issuer exceeds 5% of the value of the Fund’s total assets, or (b) the Fund owns more than 10% of the outstanding voting securities of the issuer (with the exception that this restriction does not apply to the Fund’s investments in the securities of the U.S. government, or its agencies or instrumentalities, or other investment companies).

Please retain this Supplement with your Summary Prospectus, Prospectus and SAI for future reference.